                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                          FIRST AUSTRALIA FUND, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                  MIRA, L.P.
--------------------------------------------------------------------------------
   (Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                        PROXY STATEMENT IN OPPOSITION TO
                        THE NEW MANAGEMENT AGREEMENT AND
                     THE NEW ADVISORY AGREEMENT PROPOSED BY
                  THE MANAGEMENT OF FIRST AUSTRALIA FUND, INC.
                                 BY MIRA, L.P.

                               ----------------

                        SPECIAL MEETING OF SHAREHOLDERS
                        To be held on November 30, 2000

                               ----------------

To Our Fellow Shareholders:

   As one of the largest shareholders of First Australia Fund, Inc. (the "Fund") (based on public filings with the Securities and Exchange Commission), Mira, L.P. ("Mira") is deeply concerned about the persistent discount from net asset value ("NAV") of the shares of the Fund. Mira believes that the current management of the Fund has not adequately represented the shareholders' interests. Mira seeks your support in defeating the new management agreement and the new advisory agreement (collectively the "New Agreements") to be voted on at the Special Meeting of Shareholders of the Fund scheduled for November 30, 2000.

   Mira believes that defeating the New Agreements will persuade the Board of Directors of the Fund to take prompt action to reduce or eliminate the persistent discount from NAV at which the shares of the Fund have traded and will force them to consider new and better ways to maximize the value of our Fund shares. PLEASE SIGN, DATE, AND RETURN THE ENCLOSED BLUE PROXY IN THE POSTAGE-PREPAID ENVELOPE WHICH HAS BEEN PROVIDED. It is important that you not return any proxy card sent to you by the Fund. If you have returned the WHITE proxy card sent to you by the Fund, you have the right to revoke that proxy and vote against the New Agreements by signing, dating, and mailing a later-dated BLUE proxy card in the envelope provided.

   If you have any questions on how to vote your shares, or require additional assistance, please contact our proxy solicitor, Mackenzie Partners, Inc., toll-free at (800) 322-2885 or collect at (212) 929-5500.

   This Proxy Statement and the enclosed BLUE proxy card are being furnished to holders of record as of October 26, 2000 (the "Record Date") of shares of common stock (the "Common Stock"), of the Fund, by Mira in connection with the solicitation of proxies for use at the Special Meeting of shareholders of the Fund to be held on November 30, 2000 at 1:00 p.m., New York time (the "Special Meeting"), and any and all adjournments or postponements thereof. The Special Meeting will be held at the Hilton Newark Gateway, Raymond Boulevard, Newark, NJ 07102. The Fund's executive offices are located at Gateway Center 3, 100 Mulberry Street, Newark, NJ 07102. This Proxy Statement and the accompanying BLUE proxy card are first being sent to shareholders of the Fund by Mira on or about November 7, 2000. The BLUE proxy card asks you to appoint Terence S. Leighton, Managing Director of Zurich Capital Markets Inc., General Partner of Mira, L.P., and Stephen J. Lerner, President and Chief Operating Officer of Zurich Capital Markets Inc. with full powers of substitution, to vote your shares of the Fund at the Special Meeting. Zurich Capital Markets Inc. ("Zurich") is the general partner of Mira and shares both voting and dispositive power over the Fund Shares held by Mira. Thus, Zurich, as Mira's general partner, also may be deemed to own these shares.

   There are only two matters scheduled to be voted upon at the Special
Meeting: approval of a new management agreement and a new advisory agreement (collectively the "New Agreements"). The Fund currently has management and advisory contracts with The EquitiLink Group ("EquitiLink"); however, EquitiLink is being acquired by Aberdeen Asset Management, PLC ("Aberdeen"), an international fund management company. As a result of this transaction, the current management and advisory agreements with EquitiLink will automatically be terminated. The Special Meeting has been announced in order to seek shareholder approval for the New Agreements with EquitiLink International Management Limited

(management) and EquitiLink Australia Limited (advisory). Mira is soliciting your proxy in order to vote AGAINST the New Agreements for the reasons discussed below. Mira will bear the entire cost associated with this solicitation. We will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of the shares of Common Stock they hold of record. Mira and its affiliates, employees and representatives may solicit proxies in person, or by telephone, mail or telecopy. Mira has retained Mackenzie Partners, Inc. to assist and to provide advisory services in connection with this proxy solicitation, for which it will be paid a fee of $10,000 and will be reimbursed for reasonable out-of-pocket expenses.

   Mira is soliciting your proxy to defeat approval of the New Agreements. Mira believes that by defeating the New Agreements, the Board of Directors will be more receptive to potential ways to enhance the value of our shares. Currently, the management of the Fund has been reluctant to consider ideas which could result in an increase in the value of the Fund's shares.

   The proposals scheduled to be voted upon at the Special Meeting are included in the BLUE proxy card. If you wish to vote against the New Agreements, you may do so by completing and returning a BLUE proxy card. If a BLUE proxy card is returned without a vote indicated thereon, the shares represented thereby will be voted AGAINST approval of the New Agreements.

   Discretionary authority is provided in the proxy sought hereby as to other business as may properly come before the meeting of which Mira is not aware as of the date of this Proxy Statement and matters incident to the conduct of the Special Meeting, which discretionary authority will be exercised in accordance with Rule 14a-4 promulgated by the Securities and Exchange Commission (the "Commission").

                                 VOTING, QUORUM

   Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. The record date established by the Fund's Board of Directors is October 26, 2000. According to the proxy statement distributed by the Board of Directors in connection with the Special Meeting (the "Fund's Proxy Statement"), there were 17,189,998 shares of Common Stock issued and outstanding on October 26, 2000. Holders of record on the Record Date will be entitled to cast one vote on each matter for each share of Common Stock held by them.

   At least 50% of the outstanding shares of Common Stock must be present, in person or by proxy, in order to constitute a quorum for the transaction of business. Abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (a) instructions have not been received from the beneficial owners or persons entitled to vote and (b) the broker or nominee does not have discretionary voting power on a particular matter) will be counted in determining whether a quorum is present for purposes of convening the Special Meeting. However, abstentions and broker non-votes will have the effect of a vote AGAINST the New Agreements. In order for the New Agreements to be approved, a majority of the outstanding voting securities of the Fund must affirmatively vote for approval. The Investment Company Act of 1940, as amended, defines "majority of the outstanding voting securities" to mean the lesser of (1) 67% or more of the outstanding voting securities present at the meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (2) more than 50% of the outstanding voting securities of the Fund.

                             REVOCATION OF PROXIES

   Any proxy given in connection with the Special Meeting (whether given to the Fund or to Mira) may be revoked at any time prior to the voting thereof at the Special Meeting by delivering a written revocation of the proxy to the Secretary of the Fund (addressed to the Secretary at the principal office of The First Australia Fund, Inc., Gateway 3, 100 Mulberry Street, Newark, NJ 07102) or with the presiding officer at the Special Meeting, or by submitting a notice of revocation to the Fund. Attendance at the Special Meeting will not in and of itself revoke a proxy.

   There is no limit on the number of times that a shareholder may revoke his or her proxy prior to the Special Meeting. Only the latest dated, properly signed proxy card will be counted.

   IF YOU HAVE ALREADY SENT A WHITE PROXY CARD TO THE BOARD OF DIRECTORS OF THE FUND OR HAVE ALREADY GIVEN A PROXY TELEPHONICALLY OR ELECTRONICALLY, YOU MAY REVOKE THAT PROXY AND VOTE AGAINST APPROVAL OF THE NEW AGREEMENTS BY SIGNING, DATING, AND MAILING THE ENCLOSED BLUE PROXY CARD IN THE ENVELOPE PROVIDED.

   THE BLUE PROXY CARD CONTAINS ALL OF THE PROPOSALS SCHEDULED TO BE VOTED UPON AT THE SPECIAL MEETING WITH RESPECT TO THE FUND. IF YOU WISH TO VOTE AGAINST APPROVAL OF THE NEW AGREEMENTS, YOU MAY DO SO BY COMPLETING AND RETURNING A BLUE PROXY CARD. IF A BLUE PROXY CARD IS RETURNED WITHOUT A VOTE INDICATED THEREON, IT WILL BE VOTED AGAINST THE NEW AGREEMENTS.

               INFORMATION CONCERNING THE SOLICITING SHAREHOLDER

   As of the date of this proxy statement, Mira currently owns over 2.7 million shares of Common Stock. Mira's general partner, Zurich, also may be deemed to own these shares. This represents approximately 15.8% of the issued and outstanding shares of the Fund. According to the Fund's Proxy Statement, this makes Mira one of the largest shareholders of the Fund's Common Stock. According to the Fund's Proxy Statement, there were 17,189,998 shares of Common Stock issued and outstanding on October 26, 2000. The principal executive office of Mira is located at One Chase Manhattan Plaza, 44th Floor, New York, New York, 10005.

                          REASONS FOR THE SOLICITATION

   On October 25, 2000, the Fund announced that as of September 30, 2000, the Fund's NAV was $7.21 per share. However, on October 26, 2000, the Fund's shares closed trading at only $5.75 per share. Mira has determined to undertake this proxy solicitation because it believes that current management has not taken sufficient steps to maximize shareholder value. If the New Agreements are defeated, there can be no assurance that management will take steps to increase shareholder value.

                             SHAREHOLDER PROPOSALS

   The deadline for shareholders of the Fund to submit proposals to be included in the Fund's proxy materials for the 2001 Annual Meeting of Shareholders of the Fund ("Annual Meeting") was August 25, 2000. The Fund's Proxy Statement states that shareholders who wish to present proposals at the Annual Meeting which would not be included in the Fund's proxy materials should send written notice of the proposals to the Secretary of the Fund by December 22, 2000, but no earlier that November 22, 2000, in the form prescribed in the Fund's By-Laws.

Sydney, N.S.W. 2000
Australia

EquitiLink Limited*                 1,068,950                   6.22%
Level 3
190 George Street
Sydney, N.S.W. 2000
Australia

EquitiLink U.S.A.*                  1,624,627                   9.45%
45 Broadway, 31st Floor
New York, NY 10006

Mira, L.P.+                         2,714,500                  15.79%
One Chase Manhattan Plaza
44th Floor
New York, NY 07102-4007

Zurich Capital Markets Inc.+
One Chase Manhattan Plaza
44th Floor
New York, NY 07102-4007

________________________

* According to the Fund's Proxy Statement, as controlling shareholders of EquitiLink International Management Limited , Messrs. Freedman and Sherman share voting and investing power for 2,750,461 shares of the Fund owned by EquitiLink International Management Limited, EquitiLink Limited, and EquitiLink U.S.A.

+   Both entities share both voting and dispositive power.

                       OWNERSHIP OF SHARES BY MANAGEMENT

     According to the Fund's Proxy Statement, the table below sets forth the number of shares of the Fund owned directly or beneficially by the directors and executive Officers of the Fund as of September 30, 2000. Directors who do not own any shares have been omitted from the table. An "X" below indicates that the percentage ownership is under 1%.

Name of Directors and
  Executive Officers        Amount of Beneficial Ownership/1/   Percent of Class
------------------------    ---------------------------------   ----------------

Anthony E. Aaronson++                        1,500                  X
116 South Anita Avenue
Los Angeles, CA 90049

David Lindsay Elsum, A.M.+                   2,000                  X
9 May Grove
South Yarra, Victoria 3141
Australia

Laurence S. Freedman*                    2,750,461                  16%
Level 3
190 George Street
Sydney, N.S.W. 2000
Australia

Michael R. Horsburgh                         2,000                  X
Suite 2213, Kyobo Building
1, 1-ka, Chongro, Chongro-ku
Seoul 110-714
South Korea

Harry A. Jacobs, Jr.*                        3,979                  X
One New York Plaza
New York, NY 10292

Howard A. Knight                           2,500                        X
36 Ives Street
London SW3 2ND
United Kingdom

Richard H. McCoy++*                        1,000                        X
P.O. Box 1
Toronto Dominion Centre
Toronto, Ontario
M5K 1A2 Canada

Neville J. Miles+                          2,000                        X
23 Regent Street
Paddington, N.S.W. 2021
Australia

William J. Potter+                         1,000                        X
236 West 27th Street
New York, NY 10001

Peter D. Sacks                               250                        X
Toron Capital Markets, Inc.
445 King Street West
4th Floor
Toronto, Ontario
M5V 1K4 Canada

John T. Sheehy++                           5,000                        X
235 Montgomery Street, Suite 300
San Francisco, CA 94104

Brian M. Sherman*                          2, 750,461                   16%
Level 3
190 George Street
Sydney, N.S.W. 2000
Australia

________________________________________________________________________________
Excluding shares owned by Messrs. Freedman and Sherman, the directors of the Fund, as a group, own approximately 0.09% of the total shares outstanding as of September 30, 2000.

/1/ According to the Fund's Proxy Statement, as controlling shareholders of EquitiLink International Management Limited, Messrs. Freedman and Sherman share voting and investment power for 2,750,461 shares of the Fund owned by EquitiLink International Management Limited, EquitiLink Limited, and EquitiLink U.S.A. With the exception of those 2,750,461 shares, which constitute approximately 16.00% of the outstanding shares of the Fund as of September 30, 2000, all shares listed in this table are owned with sole voting and investment power. In the aggregate, all the shares in the table represent approximately 16.10% of the total shares outstanding as of September 30, 2000. Excluding shares owned by Messrs. Freedman and Sherman, the directors of the Fund, as a group, own approximately 0.09% of the total shares outstanding as of September 30, 2000.

++   A member of the Audit Committee.

+    A member of the Contract Review Committee.

* According to the Fund's Proxy Statement, directors considered by the Fund and its counsel to be persons who are "interested persons" (which as used in this Proxy Statement is defined in the Investment Company Act of 1940, as amended) of the Fund or of the Fund's investment manager or investment adviser. Mr. Jacobs is deemed to be an interested person of the Fund because of his affiliation with Prudential Securities Incorporated, a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act"). Mr. McCoy is deemed to be an interested person of the Fund because of his affiliation with TD Securities, Inc., which has an affiliate that is a broker-dealer registered under the Exchange Act. Messrs. Freedman and Sherman are deemed to be interested persons because of their affiliation with the Fund's investment manager and investment adviser, or because they are officers of the Fund or both.

                                   IMPORTANT

     The New Agreements scheduled to be voted upon at the Special Meeting are included in our BLUE proxy card. If you wish to vote against the New Agreements, you may do so by completing and returning a BLUE proxy card. If a BLUE proxy card is returned without a vote indicated thereon, the shares represented thereby will be voted AGAINST the New Agreements.

                      Sincerely yours,



                      Terence S. Leighton
                      Managing Director
                      Zurich Capital Markets Inc., General Partner of Mira, L.P.

                                  PROXY CARD

      THIS PROXY IS SOLICITED IN OPPOSITION TO THE BOARD OF DIRECTORS OF
                          FIRST AUSTRALIA FUND, INC.

                                      BY

                                   MIRA, LP

                     MEETING OF SHAREHOLDERS TO BE HELD ON
                               NOVEMBER 30, 2000

         The undersigned hereby appoints TERENCE S. LEIGHTON and STEPHEN J. LERNER of Zurich Capital Markets Inc. as the undersigned's proxies with full power of substitution at the Meeting of Shareholders of First Australia Fund, Inc. (the "Fund"), to be held on November 30, 2000 at 1:00 p.m., New York time, at the Hilton Newark Gateway, Raymond Boulevard, Newark, NJ 07102 or at any adjournment(s), postponement(s) or rescheduling(s) thereof, and to vote all shares of the Fund that the undersigned would be entitled to vote if personally present.

         MIRA, L.P. RECOMMENDS VOTING AGAINST THE NEW MANAGEMENT AGREEMENT AND THE NEW ADVISORY AGREEMENT AND INTENDS TO USE THIS PROXY TO VOTE AGAINST THE NEW MANAGEMENT AGREEMENT AND THE NEW ADVISORY AGREEMENT.

         You should refer to the proxy statement and form of proxy distributed by the Fund for the background, and other information concerning the Fund's proposal.

                   [X] PLEASE MARK VOTES AS IN THIS EXAMPLE

             Management's Proposal for a New Management Agreement

                         For      Against      Abstain

                         [ ]        [ ]          [ ]

             Management's Proposal for a New Advisory Agreement


                         For      Against      Abstain

                         [ ]        [ ]          [ ]

         SHARES WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED AGAINST THE APPROVAL OF BOTH THE NEW MANAGEMENT AGREEMENT AND THE NEW ADVISORY AGREEMENT. THE UNDERSIGNED HEREBY REVOKES ANY PROXY HERETOFORE EXECUTED BY THE UNDERSIGNED RELATING TO THE SUBJECT MATTER HEREOF AND CONFIRMS ALL THAT THE PROXIES MAY LAWFULLY DO BY VIRTUE HEREOF.

         In their discretion, the proxy agents are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s), postponement(s), or rescheduling(s) thereof.


________________________________________________________________________________

                             PLEASE CLEARLY PRINT YOUR NAME, ADDRESS AND
                             NUMBER OR SHARES IN THIS SPACE, UNLESS THAT
                             INFORMATION HAS ALREADY BEEN PROVIDED

______________ SHARES


Please date and sign this proxy exactly as your name appears hereon:

                                     Dated:________________________, 2000



                                     _______________________________
                                     (Signature)


                                     _______________________________
                                     (Signature, if held jointly)


                                     _______________________________
                                     (Title)

         When shares are held by joint tenants, both should sign. When signing as attorney-in-fact, executor, administrator, trustee, guardian, corporate officer or partner, please give full title as such. If a corporation, please sign in corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Executors, trustees, and others signing in a representative capacity should include their names and the capacity in which they sign.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE PROVIDED.


________________________________________________________________________________